Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
a)Vessels Under Construction and Upgrades

Teekay LNG's share of commitments to fund equipment installation and other construction contract costs as at June 30, 2021 are as follows:

	Total $	Remainder of 2021 $	2022 $
Certain consolidated LNG carriers (i)	27,866	13,012	14,854
Bahrain LNG Joint Venture (ii)	11,339	11,339	—
	39,205	24,351	14,854

(i)In June 2019, Teekay LNG entered into an agreement with a contractor to supply reliquefication equipment on certain of Teekay LNG's LNG carriers in 2021 and 2022, for an estimated installed cost of $54.8 million. As at June 30, 2021, the estimated remaining cost of this installation is $27.9 million.

(ii)Teekay LNG has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain. As at June 30, 2021, Teekay LNG's proportionate share of the estimated remaining cost of $11.3 million relates to the final construction installment on the LNG terminal. The Bahrain LNG Joint Venture has remaining undrawn debt financing of $24.0 million, which is undrawn, of which $7.2 million relates to Teekay LNG's proportionate share of the construction commitments included in the table above.

b)Liquidity

Management is required to assess whether the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Company had consolidated net income of $3.9 million and consolidated cash flows from operating activities of ($18.9) million during the six months ended June 30, 2021 and had a working capital deficit of $377.0 million as at June 30, 2021. This working capital deficit included approximately $375.0 million related to scheduled maturities and repayments of debt in the next 12 months.

Teekay Tankers declared purchase options to acquire six tankers with an expected completion date of September 2021, for a total cost of $128.8 million, as part of the repurchase options under the sale-leaseback arrangements described in Note 5. As a result of this, over the one-year period following the issuance of these unaudited consolidated financial statements, the Company expects that Teekay Tankers will need to obtain additional sources of financing, in addition to amounts generated from operations, to meet its minimum liquidity requirements under its financial covenants. In June 2021, Teekay Tankers signed term sheets for $141.7 million in new sale-leaseback transactions relating to eight vessels, including two vessels that were repurchased in May 2021 and six vessels to be repurchased in September 2021. Teekay Tankers considers it probable that these sale-leaseback transactions will be completed during the third quarter of 2021 and as such, expects that it will have sufficient liquidity to continue as a going concern for at least a one-year period following the issuance of these unaudited consolidated financial statements.

Teekay LNG had a working capital deficit of $352.3 million as at June 30, 2021, which includes $355.1 million related to scheduled maturities and repayments of long-term debt during the one-year period following the issuance of these unaudited consolidated financial statements. Teekay LNG expects that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these unaudited consolidated financial statements, based on its liquidity at the date these unaudited consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year, the cash distributions it expects to receive from its equity-accounted joint ventures, and an expected debt refinancing which Teekay LNG considers probable based on its history of refinancing similar debt.

Based on the Company’s liquidity at the date these unaudited consolidated financial statements were issued, the liquidity the Company expects to generate from operations over the following year and from the completion of Teekay Tankers' sale-leaseback of eight vessels, the cash distributions it expects to receive from its equity-accounted joint ventures and expected debt refinancings, the Company expects that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these unaudited consolidated financial statements.
c)Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers. For information about recent legal proceedings, please read “Item 18 – Financial Statements: Note 16c – Legal Proceedings and Claims” in the Company's Annual Report on Form 20-F for the year ended December 31, 2020.
d)Other

The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.
Teekay LNG guarantees its proportionate share of certain loan facilities and obligations on interest rate swaps for its equity-accounted joint ventures for which the aggregate principal amount of the loan facilities and fair value of the interest rate swaps as at June 30, 2021 was $1.3 billion. As at June 30, 2021, with the exception of debt service coverage ratio breaches for three of the vessels in the Teekay LNG's 33%-owned joint venture with NYK and Mitsui & Co. Ltd. (or the Angola Joint Venture), all of Teekay LNG's equity-accounted joint ventures were in compliance with all covenants relating to these loan facilities that Teekay LNG guarantees. The Angola Joint Venture expects to obtain a waiver for the covenant requirements that were not met at June 30, 2021 until the next compliance test at December 31, 2021, similar to the waiver obtained in March 202